UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

Sphere 3D Corp.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

895 Don Mills Road,
Bldg. 2, Suite 900
Toronto, Ontario	M3C 1W3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

     Effective July 25, 2019, Moss Adams LLP ("Former Accounting Firm") resigned as our independent registered public accounting firm at our request, and on the same date we engaged Smythe LLC (the "New Accounting Firm") as our new independent registered public accounting firm for the year ended December 31, 2019. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm. The Audit Committee and the Board of Directors approved the decision to engage the New Accounting Firm.

     The reports of Moss Adams LLP on our consolidated financial statements for each of our fiscal years ended December 31, 2017 and December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for each of those years expressed substantial doubt regarding our ability to continue as a going concern.

     During the years ended December 31, 2017 and December 31, 2018 there were no disagreements between the Company and Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Moss Adams LLP’s satisfaction, would have caused Moss Adams LLP to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided Moss Adams LLP with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. We requested that Moss Adams LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to Moss Adams LLP. A copy of that letter dated July 31, 2019 is attached as Exhibit 16.1 hereto.

     During the years ended December 31, 2017 and December 31, 2018, neither our Company nor anyone acting on our behalf consulted with the New Accounting Firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Moss Adams LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2019	SPHERE 3D CORP.

	By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

(d) Exhibits

Exhibit Number	Description

16.1	Letter of Moss Adams LLP